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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 5, 2003

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                      0-028176                  36-1433610
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois                60606
      (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

                  On March 5, 2003, the Registrant issued a press release which is attached to this Current Report on Form 8-K as Exhibit 99.1. Exhibit 99.2 to this Current Report on Form 8-K contains revised Statements of Operations (unaudited) for the three months ended April 30, 2002, July 31, 2002, October 31, 2002 and the nine months ended October 31, 2002 and revised Balance Sheets (unaudited) as of April 30, 2002, July 31, 2002 and October 31, 2002.

                  The revised Statements of Operations (unaudited) and the revised Balance Sheets (unaudited) attached to this Current Report as Exhibit
99.2 have been revised from those previously reported to include certain adjustments to the reported results for the first three quarters of fiscal 2002. (Basic and Diluted earnings per share are included as originally reported and as adjusted.) The adjustments relate to the timing of the recognition of certain allowances and discounts pertaining to the Registrant's annual vendor agreements as well as incentives associated with the advantageous purchase of consigned inventory on hand during the fiscal year that should have been included in the weighted average cost of merchandise inventory. During the first three quarters of 2002 such incentives had been recorded by the Registrant as a direct reduction of cost of sales. In addition, the adjustments made include a cost of sales effect related to the Registrant's gold consignment arrangement which the Registrant ended during the third quarter.

                  The Registrant will promptly be filing amended Quarterly Reports on Form 10-Q for each of the fiscal quarters ended April 30, 2002, July 31, 2002 and October 31, 2002 to reflect such adjustments.


Item 7. Exhibits.

(c) Exhibits:

         99.1     Press Release dated March 5, 2003

         99.2 Revised Statements of Operations (unaudited) for the three months ended April 30, 2002, July 31, 2002, October 31, 2002 and the nine months ended October 31, 2002 and revised Balance Sheets (unaudited) as of April 30, 2002, July 31, 2002 and October 31, 2002.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WHITEHALL JEWELLERS, INC.
                                             (Registrant)


                                       By: /s/ Jon H. Browne
                                          --------------------------------------
                                          Jon H. Browne
                                          Executive Vice President;
                                          Chief Financial and Administrative
                                          Officer and Treasurer
                                          (duly authorized officer and
                                          principal financial officer)

Date: March 6, 2003



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                                  EXHIBIT INDEX

            The following exhibits are filed herewith as noted below.

   Exhibit No.                                  Exhibit
   -----------                                  -------
   99.1                       Press Release dated March 5, 2003

   99.2 Revised Statements of Operations (unaudited) for the three months ended April 30, 2002, July 31,
                              2002 and October 31, 2002 and the nine months ended October 31, 2002 and revised Balance Sheets
                              (unaudited) as of April 30, 2002, July 31, 2002 and October 31, 2002.